EX-33.7
(logo) NEWPORT
       MANAGEMENT CORPORATION


ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period.

Platform: Pools of loans for which Indymac Federal Bank ("Indymac") acted as the servicer pursuant to the applicable transaction agreements, underlying publicly and/or privately-issued residential mortgage-backed securities that were issued on or after January 1, 2006 (collectively, "Eligible Securitization Transactions", as identified in Schedule A attached hereto), on which escrow payments were disbursed in 2008, specifically Item 1122(d)(4)(xi), only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by Indymac to the Asserting Party.

Period: As of and for the year ended December 31, 2008.

Applicable Servicing Criteria: the servicing criterion which applies to the functions performed by the Asserting Party is set forth in Section 229.1122
(d)(4)(xi)("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited function:

1. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

3. Other than as identified on Schedule B attached hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

PWC, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance as of and for the year ended December 31, 2008.


NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark Ulmer
Mark Ulmer

Its: Executive Vice President

Dated: February 26, 2009


3349 Michelson Drive, Suite 200, Irvine, CA 92612-8893
949.222.8000 * www.balboainsurance.co


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SCHEDULE A

ELIGIBLE SECURITIZATION TRANSACTIONS



Sale #   Sale Name
137      LXS 2006-12N LB 7/27/06
139      LXS 2006-11 7/27/06
140      LMT 2006-4 7/28/06
141      BSALTA 2006-5 7/28/06
159      GSR 2006-0A1 8/24/06
178      MARM 2006-0A2 11/15/06
187      ITF SARM 2006-8 (LB) 8/31/06
188      LXS 2006-14N (LB) 8/31/06
193      ITF LXS 2006-13 8/31/06
199      HARBORVIEW 2006-8 (GW) 8/30/06
212      COUNTRYWIDE HYBRID
213      GSR 2006-2F
214      GSR 2006-3F 03-30-06
219      GSR 2006-5F 5/26/06
223      DBALT 2006-AF1 03-31-06
229      MASTR 2006-1 03-29-06
231      HARBORVIEW 2006-2
233      LUMINENT 2006-3 (4-28-06)
234      ITF SARM 2006-4 04/28/06
235      BAFC 2006-D 04/28/06
237      BANA E*TRADE 04/28/06
238      LXS 2006-7 04/28/06
239      GSR 2006-4F 4-28-06
276      ITF LXS 2006-8 05/31/06
278      GSAMP 2006-S4 (6-9-06)
281      ITF LEHMAN 2006-11
285      MALT 2006-3 (6-30-06)
286      ITF LXS 2006-10N (6-30-06)
287      LUMINENT 2006-5 (6-29-06)
289      COUNTRYWIDE 12MAT WLS
294      LMT 2006-5 8-31-06
295      LEHMAN 30 YR CONFORM
296      GSAA 2006-17 10/30/06
297      DBALT 2006-AR5 10/30/06
368      COUNTRYWIDE 12MAT CONDUIT WLS
374      ITF LXS 2006-16N 092906

(page)

377      ITF LXS 2006-15 092906
378      BAFC 2006-H 9/29/06
379      CSMC 2006-8 09/29/06
399      JPM 30 YR JUMBO A SEPT WLS 9/29/06
431      MLMI 2006-HE5 092906
432      MLMI 2006-F1 (ML) 09/29/06
433      LMT 2006-6 09/29/06
437      UBS 10 YR OCT A WLS 10/30/06
440      ITF CSAB 2006-3 10/31/2006
441      ITF LXS 2006-17 10/30/06
442      CSMC 2006-9 10/30/2006
443      LMT 2006-7 10/30/06
444      COUNTRYWIDE 12MAT WLS
446      GSAA 2007-3
447      LXS 2006-18N 11/29/2006
448      LXS 2006-19 11/29/2006
449      LMT 2006-8 11/29/2006
452      MERRILL LYNCH 15YR FIXED WLS 11/28/06
456      JPALT 2006-S4 11/29/06
457      BCAP 2006-AA2 11/30/2006
458      ACE 2006-SD3 11/30/06
459      MERRILL LYNCH JUMBO ARM WLS 12/28/06
479      ITF SASCO 2003-26A
483      ITF SASCO 2003-40A
490      ITF SARM 2004-6
491      ITF SAIL 2004-5
492      ITF SARM 2004-8
509      ITF SARM 2004-16
515      ITF SARM 2004-18
523      ITF SARM 2004-20
527      ITF SARM 2005-1
534      ITF SARM 2005-4
536      COUNTRYWIDE 30 YRS
548      ITF SARM 2005-11
558      ITF SARM 2004-1
560      ITF SAIL 2004-2
576      ITF SARM 2005-12
647      INDX 2006 R-1: INDX 2005-AR25 Credit Suisse 7/28/05
651      ITF INABS 2006-A 02-09-06
652      RAST 2006-A1 02/27/2006
659      INDX 2006-AR2 02/28/2006

(page)

660      INDX 2006-AR3 02/28/2006
661      INABS 2006-B 03/14/06
662      ITF LOT LOAN 2006-L1 03-24-06
663      ITF RAST 2006-A2 03/30/06
664      ITF RAST 2006-A4 03/30/06
665      ITF INDX 2006-AR4 03/31/06
666      ITF INDX 2006-AR5 03/30/06
667      ITF INDX 2006-AR7 03/30/06
668      ITF RAST 2006-A3 03/30/06
669      INDX 2006-AR9 SETTLED 04/27/06
670      RAST 2006 A5CB (LB)
671      INDS 2006-1 SETTLED 04/27/06
672      INDX 2006-AR6 04/28/06
673      INDX 2006 AR11 (BS) 4-27-06
674      INDX 2006-AR13 (5-30-06)
675      RAST 2006-A6 (5-30-2006)
676      INDX 2006-AR8 (5-31-2006)
677      ITF INABS 2006-C REMIC 6/15/06
678      LOT LOAN 2006-L2 (BS) 06/15/06
679      INDS 2006-A CES (UBS) 5/22/06
680      INDX 2006-AR15 SETTLED 5/30/06
681      RAST 2006-A7 CB SETTLED 5/30/06
683      INABS 2006-D (UBS) 09/13/06
684      RAST 2006-A8 (CSFB) 6/28/06
685      INDX 2006-AR21 (DBSI) 6/28/06
686      INDA 2006-1 (DBSI) 6/29/26
687      INDS 2006-2B UBS/BS 9/18/06
688      ITF INDX 2006-AR-19 (6-29-06)
690      INDB 2006-1 (6-29-06)
693      RAST 2006-A9CB ML 7/27/06
694      RAST 2006-A10 GS 7/27/06
695      INDX 2006-AR23 DB 7/28/06
696      INDX 2006-AR12 (ML) 7/27/06
697      INDX 2006-AR25 (MS) 7/28/06
698      RAST 2006-A11 8/29/06
699      INDA 2006-AR2 8/30/06
808      HARBORVIEW 2006-6 6/30/06
809      GSR 2006-6F (GS) 6/30/06
840      DBALT 2006-AR1 1/31/06
846      COUNTRYWIDE 12MAT
849      GSR 2006-1F 1/30/06

(page)

902      BSALTA 2006-1 1/30/06
903      ITF LXS 2006-2N 1/31/06
918      BAYVIEW 2006-A 02/08/06
921      BSALTA 2006-4 6/30/06
4101     DBALT 2006-AR6 12/15/06
4102     HARBORVIEW 2006-14 12/22/06
4103     MSM 2006-17XS 12/28/06
4104     GSR 2006-10F 12/29/06
4105     JPMMT 2006-S4 12/21/06
4106     GSAA 2006-20 12/29/06
4107     LEHMAN 2006-26
4108     LMT 2006-9 12/29/06
4109     LXS 2006-20 12/29/06
4110     LUMINENT 2006-7 12/14/2006
4111     BSALTA 2006-8 12/28/06
4112     DLJMC TO HCSB 12/29/06
4113     MARM 2007-1
4114     DBALT 2007-AR1
4115     LUMINENT 2007-1
4116     MSM 2007-2AX
4117     CSMC 2007-1
4118     MSM 2007-1XS
4119     LXS 2007-1
4120     LXS 2007-2N
4121     MSM 2007-5AX
4122     DBALT 2007-BAR1
4123     LMT 2007-1
4125     HCSB 2007-1
4126     MSM 2007-3XS
4127     BCAP 2007-AA1
4128     CSMC 2007-2 PART 1
4129     LMT 2007-2
4131     DBALT 2007-AR2
4132     MANA 2007-F1
4133     LXS 2007-3
4134     MARM 2007-2
4135     HCSB 2007-2
4136     CSMC 2007-2 PART 2
4137     CS ARMT 2007-1 (was sale #4030 prior to 5/16/07)
4138     LXS 2007-4N
4139     LMT 2007-3 PART 1

(page)

4140     MANA 2007-OAR2
4141     DBALT 2007-OA2
4142     LMT 2007-3 PART 2
4143     CSMC 2007-3
4144     GSAA 2007-4
4145     BAYVIEW 2007-2
4147     MLMBS 2007-1
4148     WACHOVIA TO DLJMC
4149     DBALT 2007-AR3 PART 1
4151     DBALT 2007-AB1 Deutsche Bank Reconstitution
4152     LXS 2007-6 PART 1
4153     JPMMT 2007-S2
4154     GSR 2007-AR2 Goldman Sachs Reconstitution
4155     MARM 2007-3 (UBS) Reconstitution
4156     DBALT 2007-AR3 PART 2
4157     LMT 2007-4 PART 1
4158     ARMT 2007-2 (CSFB) Reconstitution
4159     LUMINENT 2007-2
4160     HCSB 2007-4
4161     CSAB 2007-1 (CSFB) Reconstitution
4162     LMT 2007-4 PART 2
4163     HCSB 2007-4 PART 2 4/27/07
4164     LXS 2007-6 PART 2
4166     LMT 2007-5 PART 1
4167     CSMC 2007-4 Credit Suisse Reconstitution
4168     LMT 2007-5 PART 2
4169     GOLDMAN SACHS/E*Trade Reconstitution
4171     LXS 2007-9 Reconstitution
4172     CSFB TO E*TRADE
4173     BAYVIEW 2007-B Bayview Reconstitution
4175     MSM 2007-12 Morgan Stanley Reconstitution
4176     ITF LXS 2007-11 PART 1
4177     LXS 2007-12N Lehman Reconstitution
4178     LMT 2007-7 PART 1
4179     HCSB 2007-7
4180     ALLIANCE 2007-OA1
4182     LXS 2007-11 PART 2
4184     MLMBS 2007-3 Merrill Lvnch Reconstitution
4185     MANA 2007-OAR4 (MERRILL LYNCH)
4186     LXS 2007-15N Lehman Reconstitution
4187     CWALT 2007-OA9

(page)

4188     LMT 2007-7 PART 2
4189     DBALT 2007-2 (Deutsche Bank)
4193     BCAP 2008-IND1 2/13/08
4194     HBV 2007-7
4195     CSMC 2007-6 Credit Suisse
4196     SOUNDVIEW 2007-2
4198     MSM 2007-14AR
4199     GSR 2007-OA2
4201     MSM 2007-15AR
4202     LMT 2007-10
4203     SARM 2007-11
4204     LMT 2007-10 PART 2
4205     HCSB 2007-12
4206     CSMC 2007-7
4207     ARMT 2007-3
4208     BAYVIEW 2008-3 2/28/08
4209     HCSB 2007-13
4211     2008-IND2 4/15/08
4214     BAYVIEW 2008-14 4/28/08 (last remittance Sept '08)
4215     KFSB 2008-1 07/16/08
4216     LMT 2008-6 8/29/08
5001     LUMINENT 12MAT CONDUIT WLS 12/27/06
5005     MERRILL LYNCH JAN 07 MODEX 1/19/07
5008     BARCLAYS ALT A ARM WLS 1/30/07
5009     COUNTRYWIDE CONDUIT 12MAT
5010     COUNTRYWIDE CONDUIT 12MAT
5012     MERRILL LYNCH 5&7YR JUMBO 2/26/07
5016     COUNTRYWIDE CONDUIT 12MAT
5018     COUNTRYWIDE CONDUIT 12MAT
5019     COUNTRYWIDE CONDUIT 12MAT
5023     COUNTRYWIDE CONDUIT 12MAT
5025     CREDIT SUISSE 15 YR FIXED WLS 3/29/07
5027     CREDIT SUISSE FLEXPAY WLS 3/29/07
5028     COUNTRYWIDE CONDUIT 12MAT
5030     UBS 12 MAT WLS 3/28/07
5032     MERRILL LYNCH CONDUIT JUMBO A 5 YR WLS 6/18/07
5101     UBS SALE TO ETRADE 12/06/06
5102     LEHMAN 30 YR CONFORM
5104     LEHMAN 2007-4
5106     LEHMAN 2007-5
5107     INVESTORS SAVINGS BANK WLS 3/28/08

(page)

5108     LEHMAN 2007-7
5110     INVESTORS SAVINGS BANK WLS 5/16/08
5504     HELOC 2006-H1
5505     HELOC 2006-H2
5506     HELOC 2006-H3
5507     HELOC 2006-H4
5508     HELOC 2007-H1
6001     INDX 2006-AR27 DB 8/30/06
6002     LOT LOAN 2006-L3 (LB) 09/22/06
6003     RAST 2006-A12(BS) 09/27/06
6004     INDX 2006-AR31(ML) 09/27/06
6006     RAST 2006-A13(CITI) 10/27/06
6007     INDA 2006-AR3 (GS) 10/30/06
6008     RAST 2006-A14 CB (GREENWICH) 11/3/06
6009     INDX 2006-AR14 (LEHMAN) 10/31/06
6011     INDX 2006-AR29(JP MORGAN) 09/28/06
6012     INDX 2006-FLX1 (DB) 09/28/06
6013     RAST 2006-A15 COUNTRYWIDE 11/28/06
6014     INDX 2006-AR35 RBS GREENWICH 11/29/06
6015     INDX 2006-AR33 CREDIT SUISSE 11/29/06
6017     INDS 2006-3C (UBS) SECONDS 12/7/06
6018     INABS 2006-E LEHMAN 12/8/06
6019     LOT LOANS 2006-L4 12/21/06
6020     INDX 2006-AR39 (BOA) 12/28/06
6021     INDX 2006-AR37(CREDIT SUISSE) 12/28/06
6022     RAST 2006-A16(LB) 12/28/06
6023     INDX 2006-AR41 (CREDIT SUISSE) 12/27/06
6024     INDS 2007-2
6027     INDA 2007-AR1
6028     RAST 2007-A1
6029     INDX 2007-FLX1
6030     INDS 2007-1
6031     INABS 2007-A
6032     INDX 2007-AR1
6033     INDX 2007-FLX2
6034     RAST 2007-A2
6035     RAST 2007-A3
6037     Lot Loan 2007-L1
6038     INDX 2007-AR5
6040     RAST 2007-A5
6042     INDA 2007-AR2

(page)

6043     INDX 2007-FLX3
6044     INDX 2007-AR7
6045     INDX 2007-AR9
6046     INDX 2007-AR11
6047     RAST 2007-A6
6048     IMSC 2007-F1
6049     INDX 2007-FLX4
6050     INDA 2007-AR3
6051     INDX 2007-AR13
6052     RAST 2007-A7
6053     INABS 2007-B (Lehman)
6054     INDX 2007-AR21IP
6056     INDA 2007-AR4 (Merrill Lynch)
6057     INDX 2007-FLX5 (Merrill Lynch)
6058     RAST 2007-A8 (Bear Stearns)
6059     IMSC 2007-HOA-1 (UBS)
6060     INDX 2007-AR15 (Credit Suisse)
6061     IMSC 2007-AR1 (Credit Suisse & ISC)
6062     IMSC 2007-F2 (Credit Suisse)
6063     IMJA 2007-A1 (UBS)
6064     INDX 2007-AR17 (Bear Stearns)
6065     RAST 2007-A9 (Merrill Lynch)
6066     IMSC 2007-AR2 Conduit (Goldman Sachs)
6067     INDA 2007-AR5 (Merrill Lynch)
6068     INDX 2007-FLX6 (Merrill Lynch)
6069     INDX 2007-AR19 (Credit Suisse)
6070     INDA 2007-AR6 (Merrill Lynch)
6071     IMSC 2007-F3 (Credit Suisse)
6072     IMJA 2007-A2 (Credit Suisse)
6073     IMJA 2007-A3 (Credit Suisse)
6074     INDA MORTGAGE LOAN TRUST 2007-AR8
6075     INDA 2007-AR7 (Credit Suisse)
6076     INDA 2007-AR9
6077     IMJA 2007-A4


(page)


SCHEDULE B

MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned applicable servicing criterion as of and for the year ended December 31, 2008.